UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 29, 2025
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000
Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 2.02. Results of Operations and Financial Condition.
On October 30, 2025, SPS Commerce, Inc. (the “Company”) issued a press release disclosing its results of operations and financial condition for the three and nine months ended September 30, 2025. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.
Item 5.02. Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.
The Board of Directors has appointed Eduardo Rosini to serve as the Company’s Executive Vice President & Chief Commercial Officer, effective as of December 1, 2025 (“Transition Date”).
On October 29, 2025, Daniel Juckniess, the Executive Vice President & Chief Revenue Officer of the Company, provided the Company with his six months’ notice of his intent to retire from the Company. Due to the appointment of Mr. Rosini as Mr. Juckniess’ successor as of the Transition Date, the Compensation & Talent Committee of the Board of Directors determined that Mr. Juckniess’ effective retirement date would be December 31, 2025 (the “Retirement Date”), to allow for sufficient time for transition but to avoid redundancies.
In order to qualify for retirement treatment under the terms of Mr. Juckniess’ equity award agreements, among other requirements, he is to have reached age 58 and have at least 10 years of continuous service, and have provided at least six months’ notice of his retirement date. In light of the fact that Mr. Juckniess will reach age 58 and 10 years of continuous service in the first quarter of 2026, that his successor has been identified and appointed, allowing for a sufficient transition period, and that the Compensation & Talent Committee determined to accelerate his Retirement Date, the Compensation & Talent Committee decided to waive the age and years of service, and the six-month notice period, requirements under the definition of “Retirement” in Mr. Juckniess’ equity award agreements. With that, his outstanding equity awards will be treated as provided under the retirement provisions of those award agreements upon his Retirement Date. Mr. Juckniess will not be entitled to any cash payments or other severance in connection with his retirement.
In connection with Mr. Juckniess’ planned retirement, the Board of Directors of the Company determined that as of the Transition Date, Mr. Juckniess will no longer serve as an executive officer of the Company, but will continue to serve as an employee of the Company to assist with the transition until the Retirement Date.
The Compensation & Talent Committee approved that Mr. Juckniess’ current base salary amount will continue to apply during the period between the Transition Date and the Retirement Date. The Compensation & Talent Committee also decided that it would determine Mr. Juckniess’ payout, if any, under the Company’s Management Incentive Plan for 2025 at the same time that it determines any such payouts for the Company’s other executive officers.
Item 8.01. Other Events.
On October 29, 2025, our board of directors authorized a program to repurchase up to $100.0 million of our common stock, excluding costs to obtain. Under the program, purchases may be made from time to time in the open market or in privately negotiated purchases, or both. The share repurchase program will become effective December 1, 2025 and expires on December 1, 2027. The Company’s current share repurchase program terminates on the earlier of July 26, 2026, or the full utilization of the authorized amount under the program. The Company currently expects to fund the repurchase program from existing cash and cash equivalents and future cash flows.
Cautionary Statement Regarding Forward-Looking Information
Certain statements in this report may contain forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 including, but not limited to, the Company's plans to repurchase shares of its common stock, the timing and amount of any share repurchases under the program, if any, the effects of the repurchase program on future results of operations or financial condition, and the timing and impact of the executive transition. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of the Company to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents the Company files with the Securities and Exchange Commission, including but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as subsequent reports filed with the Securities and Exchange

Commission. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this report are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit
99	Press Release dated October 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: October 30, 2025	By:	/s/ KIMBERLY NELSON
Kimberly Nelson
Executive Vice President and Chief Financial Officer